AROTECH

ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

NASDAQ: ARTX | www.arotech.com



AROTECH INVESTOR PRESENTATION

NOVEMBER 2013

SAFE HARBOR STATEMENT

Forward looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended) regarding Arotech Corporation (Arotech) and/or its subsidiaries collective the company, to the extent such statements do not relate to historical or current fact. Forward Looking Statements are based on management's expectations, estimates, projections and assumptions. Forward looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results, performance and trends may differ materially from these forward looking statements due to a variety of factors, including, without limitation: product and technology development; the uncertainty of the market for Arotech's products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders (including as a result of budgetary cuts resulting from automatic sequestration under the Budget Control Act of 2011); and other risk factors detailed in Arotech's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other filings with the Securities and Exchange Commission. Arotech assumes no obligation to update the information in this release. Reference to the Company's website above does not constitute incorporation of any of the information thereon into this presentation. The factors listed above are not all-inclusive, and further information is contained in Arotech's latest annual report on Form 10-K, which is on file with the U.S. Securities and Exchange Commission. All forward looking statements speak only as of the date of this release. Arotech does not undertake to update its forward-looking statements.

WHAT WE DO

Profitable and Growth Engine

Battery and Power Systems Technologies



Profitable, Growing & Cash Generating

Training and Simulation Systems



"Our goal is to provide quality defense and security products for the military, law enforcement and homeland security markets."

AROTECH AT A GLANCE

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

*KEY METRICS LAST TWELVE MONTHS

MARKET CAP	REVENUE	GROWTH	ADJ. EBITDA	BACKLOG
~$40m	$90m	+18%	$7.0m	$74m

TURNAROUND: RETURN TO PROFITABILITY

H1 2012 NET LOSS		H2 2012 NET PROFIT		Q1-Q3 2013 NET PROFIT
($2.4m)	→	$361k	→	$2.8m

NOTABLE FACTS

NASDAQ

Ticker Symbol ARTX

Headquartered in Ann Arbor, MI

340 employees

*Backlog as of September 30, 2013.
Revenue, net income and adjusted EBITDA excludes discontinued operations.

AROTECH AT A GLANCE

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

REVENUES BY PRODUCT FY 2012



Simulation
75%
Batteries
25%

REVENUES BY GEOGRAPHY FY 2012



75%
25%

SHAREHOLDER FLOAT YE 2012



CEO
7.1%
Senior Exec.
7.5%
Free Float
85.4%

TOTAL OUTSTANDING SHARES

20m

FINANCIALS – Q1-Q3 2013 UPDATE

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

REVENUES & GROSS PROFIT

US$ MILLIONS


17% year-over-year
Total Revenue 57.9
Gross Profit 12.6
21.8%
Total Revenue 67.7
Gross Profit 18.0
26.5%
Q1-Q3 2012
Q1-Q3 2013

First 9M of 2013 versus 9M of 2012:

- 4.7 point improvement in gross margin
- 17% growth in revenue
- EBITDA improved to $6.2m versus $1.8 last year
- Strong backlog of $74m end of Q3
- Net income at $2.7m versus $(3.5m) 2012
- Increased FY13 guidance:

  Revenue: $89-90 million

  EBITDA: $6.1-6.3 million

BATTERY FINANCIALS SUMMARY

ARoTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES



REVENUE & EBITDA MARGINS
US$ MILLIONS
5.7%
5.5%
5.7%
5.0%
2.4%
8.3% CAGR '08-'12
15.2
17.8
18.7
19.3
20.9
19.5
9M 2013 Revenue
2008
2009
2010
2011
2012
2013P

- Core business growth expected to accelerate in 2013 based on backlog and conservatively forecasted pipeline conversion
- SWIPES contributed $5m in 2013 and strongly contributing to growth
- EBITDA YTD was $1.4m
- EBITDA margins in 2013 improving strongly as product mix improves

SIMULATION FINANCIAL SUMMARY

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES



REVENUE & EBITDA MARGINS
US$ MILLIONS
17.4%
16.4%
16.9%
12.1%
10.5%
27% CAGR '10-'12
36.0
39.2
35.6
42.9
58.2
48.1
9M 2013 Revenue
2008
2009
2010
2011
2012
2013P

- Core business has been growing strongly since 2010.
- Upside potential from strong pipeline.
- 36% revenue jump in 2012 benefited from the ramp-up of work in the VCTS project
- EBITDA YTD was $8.2m
- EBITDA margins improving strongly from 2012 levels

LOOKING AHEAD: 2013 GUIDANCE

ARotech
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

REVENUE BREAKDOWN BY PRODUCTS
EBITDA MARGIN
US$ MILLIONS, %



EBITDA guidance
$6.1-$6.3m
7%+
5.3%
6.0%
5.3%
2.7%
2.2%
89-90
79.1
62.1
57.0
54.2
51.2
Battery
20.9
15.2
17.8
18.7
19.3
Simulation
58.2
36.0
39.2
35.6
42.9
Revenue guidance
2008
2009
2010
2011
2012
2013P

Strong visibility:

firm backlog at $74 million at Q3-2013 end

Guidance increased in both Q2 & Q3

Guidance update in Q3:

Revenues $89-90m from $87-89m

EBITDA $6.1-$6.3m from $4.5-$5m

BATTERY PRODUCTS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

A *one-stop-shop* for reliable and technically superior custom power solutions

SWIPES & Rechargeable



High Energy



UAVs



Battery Management Systems for Hybrids


GREEN GUARD

Customers include, among others:

THALES

भारत इलेक्ट्रॉनिक्स
BHARAT ELECTRONICS

Elbit Systems

EAM
EASTERN AERO MARINE

U.S.ARMY

צ.ה.ל
ISRAEL DEFENSE FORCE

ATTRACTIVE END MARKETS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES


Tank & vehicle starters

Rocket launchers



Power for submarines



Militaries moving to rechargeable batteries and constantly seek better power sources

Drivers

- Large Format batteries
- Increased mobility
- Extended missions
- New portable technologies


GPS


Battle computers


Communication equipment

BATTERY MARKET CAGR*

8.5%



*Source: Freedonia Industry Research

GROWTH ENGINE: SWIPES

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

- **SWIPES: S**oldier **W**orn **I**ntegrated **P**ower **E**quipment **S**ystems
- Efficient energy system for Future Soldier
  - 30% reduction in battery weight
  - Modular power distribution system
  - Suitable for any power source
  - Batteries always charged and ready for use
- Army/OEM requested development in progress
- Launched in 2010 and first sale to the US army at the start of 2012
- **Further growth potential:**
  - Other branches of the US Armed Forces
  - Israeli army (in development)
  - Other armies


U.S. ARMY
GREATEST
INVENTIONS '10


or

SIMULATION PRODUCTS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Vehicle Simulators



Judgmental Use of Force



High Speed Weapons Simulation



Research Simulation



Out of 250+ customers per year, customer base includes:

U.S.ARMY · U.S. Department of Homeland Security · Department of the Navy – United States Marine Corps · Department of the Navy – United States of America · Department of the Air Force · YORK REGION TRANSIT

L3 communications · LOCKHEED MARTIN · BOEING · CUBIC · DRS TECHNOLOGIES · Raytheon

KEY PROGRAMS: VCTS

VIRTUAL CLEARANCE TRAINING SUITE
DETECT • IDENTIFY • NEUTRALIZE

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES



RG-31/33 Panther Trailer
(4) RG- Simulators



IOS/AAR Trailer:
(3) Shared IOS/AAR Stations



Buffalo Trailer – (4) Buffalo Simulators



Husky/JERRV/Talon Trailer –
(2) Husky's, (1) Talon, (1) Talon IOS,
(1) JERRV, and (1) JERRV IOS









Virtual Clearance Training Suite (VCTS)

- Trains route clearance teams on techniques to detect and neutralize improvised explosive devices (IEDs)
- Contract valued at $78m (for 28 suites, each with 4 trailers) with an additional $25m in options
- Received recent modifications to the contract for additional $11m
- On schedule and delivered 21 suites to date; on schedule for balance of 7 suites

KEY PROGRAMS:

ARCTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES







Trainer for Air National Guard Boom Operators

- High fidelity immersive simulation trainer replicating KC-135R Block 40 boom pod
- The BOSS is intended for squadron level training to be co-located with operational KC-135 air refueling wings
- BOSS provides Air National Guard with significant ROI and cost savings
- Exercised options: 16 production units, a demonstrator retrofit, and initial 12 months Contractor Logistical Support
- The ANG BOSS contract is for $25m over 5 years; currently funded at just under $23m
- Completed initial design and executing first unit production phase

SUMMARY

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

- Leader in Ground Vehicle Training & Soldier Power
- Attractive Valuation
- Strong and Diverse Customer Base
- Well-Positioned in Attractive End Markets
- Strong Technology with Significant Barriers to Entry
- Strong Organic Growth Potential

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

ARROTECH

ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

NASDAQ: ARTX | www.arotech.com



THANK YOU!

APPENDIX:
BATTERY PRODUCTS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES



Li-Ion Based Systems for Underwater Vehicles



Most Powerful Starting System in the Market



Main Battery for GEO and LEO satellites.



Rechargeable Batteries for Rocket Launchers



Only Zinc-Air battery supplier for US Army



Battery Pack for Surgical Drills



Hi-Power Zinc-Oxygen Torpedo battery


FEDERAL AVIATION
ADMINISTRATION

Dry Cell Mg/CuCl Water Activated Batteries